UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2000

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21802	34-1741211

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 W. Central Avenue, Suite 328 Toledo, Ohio (Address of Principal Executive Offices)		43606 (Zip Code)

Registrant’s telephone number, including area code: (419) 535-6374

Item 5.	Other Events

On February 25, 2000, the Registrant filed with the United States District Court, Northern District of Ohio, Eastern Division, a Complaint for Patent Infringement and Jury Demand against the City of Warren, Ohio. The Complaint is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:	March 13, 2000	By:	/s/ James K. McHugh

James K. McHugh Chief Financial Officer

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